UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2016

SharkReach, Inc.
(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

001-37579

(Commission File Number)

for

(IRS Employer Identification No.)

205 Pier Ave., Suite 101

Hermosa Beach, California 90254

(Address of principal executive offices)(Zip Code)

(775) 321-8234

(Registrant's telephone number, including area code)

 ______________________________________________

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

(a) On January 5, 2016, SharkReach, Inc., a Nevada corporation (the "Company"), notified PLS CPA, A Professional Corp. ("PLS CPA"), that the Company had dismissed PLS CPA as the independent registered public accounting firm of the Company. The Board of Directors of the Company recommended and approved the dismissal.

The reports of PLS CPA regarding the Company's financial statements as of September 30, 2014 and 2013 and the related statement of operations, stockholders' equity (deficit) and cash flows for the fiscal years then ended, contained no adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principle. The reports of PLS CPA, however, stated that there is substantial doubt about the Company's ability to continue as a going concern.

For the years ended September 30, 2014 and 2013, and during the subsequent interim period through the date of dismissal, the Company had no disagreement with PLS CPA on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of PLS CPA, would have caused them to make reference thereto in their report on the Company's financial statements for such years ended September 30, 2014 and 2013. There were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

The Company provided PLS CPA a copy of the above disclosures and requested PLS CPA to furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. PLS CPA's response is attached as Exhibit 16.1 to this Current Report on Form 8-K.

(b) On January 5, 2016, the Board of Directors of the Company resolved to engage the independent registered public accounting firm of Anton & Chia, LLP ("Anton & Chia"), the Company's new independent registered public accountants, which appointment Anton & Chia has accepted with the dismissal of PLS CPA.

During the two most recent fiscal years and the interim period preceding the engagement of Anton & Chia, the Company has not consulted with Anton & Chia regarding either: (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by Anton & Chia or (iii) any other matter that was the subject of disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv), or a reportable event as described in paragraph 304(a)(1)(v), of Regulation S-K. The Company did not have any disagreements with PLS CPA and therefore did not discuss any past disagreements with Anton & Chia.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

Exhibit	Description

16.1	Letter from PLS CPA, A Professional Corp., dated January 7, 2016

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SharkReach, Inc. (Registrant)

Date: January 7, 2016	By:	/s/ Troy Grant
	Name:	Troy Grant
	Title:	President and Chief Executive Officer